                        [FORM OF UNDERWRITING AGREEMENT]

                       Lipman Electronic Engineering Ltd.

                            1,973,044 Ordinary Shares
                       (nominal value NIS 1.00 per share)

                             Underwriting Agreement

                                                              New York, New York
                                                               ________ __, 2005

Merrill Lynch, Pierce, Fenner & Smith
             Incorporated

North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

The persons named in Schedule I hereto (the "Selling Shareholders") propose to sell to the you (the "Underwriter"), 1,973,044 ordinary shares, nominal value
NIS 1.00 per share ("Ordinary Shares") of the Lipman Electronic Engineering
Ltd., a company organized under the laws of the State of Israel (the "Company")
(such shares to be sold by the Selling Shareholders collectively being hereinafter called the "Underwritten Securities"). The Selling Shareholders also propose to grant to the Underwriter an option to purchase up to 295,956 additional Ordinary Shares to cover over-allotments (the "Option Securities";
the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus
shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 which were filed or submitted under the
Exchange Act on or before the Effective Date of the Registration Statement or the issue date of any Preliminary Prospectus or the Prospectus, as the case may
be. Certain terms used herein are defined in Section 18 hereof.

     1. Representations and Warranties.

     (i) The Company represents and warrants to, and agrees with, the
Underwriter as set forth below in this Section 1.

          (a) The Company meets the requirements for use of Form F-3 under the
     Act and has prepared and filed with the Commission a registration statement
     (file number [______________]) on Form F-3, including a related preliminary prospectus, for registration under the Act of the offering and sale of the
     Securities. The Company may have filed one or more amendments thereto, including a related Preliminary Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement
     (including the form of final prospectus)

     or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause
     (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information)
     required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and final prospectus shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

          (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule
     424(b) and on the Closing Date (as defined herein) and on any date on which
     Option Securities are purchased, if such date is not the Closing Date (a
     "settlement date"), the Prospectus (and any supplements thereto) will, and all documents incorporated into the Prospectus by reference (including the
     Company's Annual Report on Form 20-F for the fiscal year ended December 31,
     2004 as amended by Form 20-F/A filed with the Commission on March 24, 2005
     (the "2004 20-F")) did or will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the
     Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated
     therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the
     Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the
     Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company (x) by or on behalf of the Underwriter specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto) and (y) by or on behalf of the
     Selling Shareholders specifically for use in connection with the preparation thereof.

          (c) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the

     failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business ("Material Adverse Effect").

          (d) All the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the
     Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

          (e) The Company's authorized equity capitalization is as set forth in the Prospectus. The share capital of the Company conforms in all material respects to the description thereof contained in the Prospectus. The outstanding Ordinary Shares (including the Securities being sold hereunder by the Selling Shareholders) have been duly and validly authorized and issued and are fully paid and nonassessable. The Securities being sold by the Selling Shareholders are duly listed, admitted and authorized for trading on the Tel Aviv Stock Exchange and the Nasdaq National Market[,
     subject, in the case of Securities issuable upon the exercise of outstanding stock options, to official notice of issuance]. The certificates for the Securities are in valid and sufficient form. The holders of outstanding shares of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of or ownership interests in the Company, in each case to which the Company or any of its subsidiaries is a party, are outstanding;

          (f) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the heading
     "Enforceability of Civil Liabilities", and incorporated by reference in the
     Prospectus from the 2004 20-F under the headings "Item 4. Information on the Company--B. Business Overview--Industry Standards and Government
     Regulations" and "--Intellectual Property and Proprietary Rights", "Item 6.
     Directors, Senior Management and Employees--C. Board Practices", "Item 7.
     Major Shareholders and Related Party Transactions", "Item 10. Additional
     Information--B. Memorandum and Articles of Associations" and "--E.
     Taxation", insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

          (g) The Company is not and, after giving effect to the offering and sale of the Securities as described in the Prospectus, will not be, an
     "investment company" as defined in the Investment Company Act of 1940, as amended.

          (h) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act, such as may be required by the National Association of Securities
     Dealers and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the
     Securities by the Underwriter in the manner contemplated herein and in the
     Prospectus, unless the failure to obtain such consent, approval, authorization, filing or order would not have a Material Adverse Effect.

          (i) Neither the sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the organizational documents of the Company or any of its subsidiaries, (ii)
     the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except, in the case of clause (ii), for any conflict, breach, violation, lien, charge or encumbrance as would not have a Material Adverse Effect.

          (j) Except as set forth in the Prospectus (exclusive of any supplement thereto), no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

          (k) The consolidated historical financial statements of the Company and its subsidiaries included in the Prospectus and the Registration
     Statement present fairly in all material respects the consolidated financial condition, results of operations and cash flows of the Company and its subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles as applied in the United States on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected consolidated financial data of the Company set forth in the Prospectus under the caption "Unaudited Condensed Combined Statement of Operations"
     and the selected consolidated financial data of the Company incorporated by reference in the Prospectus from the 2004 20-F set forth under the caption
     "Item 3. Key Information--A. Selected Financial Data", fairly present, on the basis stated in the Prospectus and the Registration Statement, the information included therein. The unaudited pro forma financial statement included in the Prospectus and the Registration Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the unaudited pro forma financial statement included in the Prospectus and the Registration Statement. The unaudited pro forma financial statement included in the Prospectus and the Registration
     Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of that statement.

          (l) The special purpose financial statements of Dione Ltd. (previously
     Dione plc) ("Dione") incorporated by reference in the Prospectus and the
     Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of Dione as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles as applied in the
     United Kingdom on a consistent basis throughout the periods involved
     (except as otherwise noted therein). The selected financial data of Dione set forth in the Prospectus under the caption "Unaudited Pro Forma
     Condensed Combined Statement of Operations" fairly present, on the basis stated in the Prospectus and the Registration Statement, the information included therein.

          (m) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the
     Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this
     Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse
     Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (n) Except as set forth in the Prospectus (exclusive of any supplement thereto) and as would not have a Material Adverse Effect, each of the
     Company and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

          (o) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its organizational documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or
     (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except in the cases of clauses (ii) and (iii), for such violations or defaults as would not have a
     Material Adverse Effect.

          (p) Kost Forer Gabbay & Kasierer, a member firm of Ernst & Young
     Global, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements incorporated by reference in the Registration Statement and in the Prospectus, as of the date of their report were, and as of the date hereof are, independent public accountants with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Commission and the PCAOB. KPMG LLP, who have certified certain special purpose financial statements of Dione and delivered their report with respect to the audited special purpose financial statements of Dione incorporated by reference in the Registration Statement and in the Prospectus, as of the date of their report were, and as of the date hereof are, independent public accountants with respect to Dione within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Commission and the PCAOB.

          (q) Assuming that the Underwriter is not otherwise subject to Israeli taxation by the conduct of its business activities, the sale and delivery to the Underwriter of the Securities as contemplated in this Agreement and the sale and delivery of the Securities by the Underwriter to subsequent purchasers as contemplated in this Agreement, are not subject to any tax imposed by Israel or any political subdivision thereof or any stamp or other issuance or transfer tax, duty, capital gain tax or withholding tax imposed by Federal law, the laws of any state, or any political subdivision thereof, or any taxing authority in any jurisdiction, except for any New
     York State stock transfer tax payable upon the sale and delivery of the
     Securities by the Selling Shareholders to the Underwriter (which will be paid by the applicable Selling Shareholder at the Closing Date, or immediately after the Closing Date, to the extent required by, and in accordance with, New York State law).

          (r) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof
     (except in any case in which the failure so to file would not have a
     Material Adverse Effect, except as set forth in or contemplated in the
     Prospectus (exclusive of any supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (s) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the
     Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, that could have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (t) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for during the last three years; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (u) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the
     Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) or pursuant to applicable law.

          (v) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except for those the failure of which to possess, individually or in the aggregate, would not have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a
     Material Adverse Effect, except as set forth in or contemplated in the
     Prospectus (exclusive of any supplement thereto).

          (w) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii)
     access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (x) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (y) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants
     ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable
     Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental
     Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material
     Adverse Effect, except as set forth in or contemplated in the Prospectus
     (exclusive of any supplement thereto). Except as set forth in the
     Prospectus, neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental
     Response, Compensation, and Liability Act of 1980, as amended.

          (z) The Company has reasonably concluded that there are no costs or liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) pursuant to Environmental Laws which would, singly or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (aa) Each of the Company and its subsidiaries and any "plan" (as defined in Section 3(3) of United States Employee Retirement Income
     Security Act of 1974 ("ERISA")) in which employees of the Company and its subsidiaries are eligible to participate are in compliance in all material respects with the presently applicable provisions of ERISA and the regulations and published interpretations thereunder. Neither the Company nor any of its Subsidiaries has, at any time within the last six years, maintained, contributed to, or had any obligation to contribute to, or has any liability (fixed or contingent) with respect to, any plan subject to
     Title IV of ERISA or to the funding requirements of Section 412 of the
     United States Internal Revenue Code, including any plan which constituted a
     "multiemployer plan" as defined in Section 4001(a)(3) of ERISA or any plan subject to Sections 4063 or 4064 of ERISA ("multiple employer plan").

          (bb) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply

     with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes Oxley Act").

          (cc) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent or employee of the
     Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder ("FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any
     "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and its subsidiaries have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

          (dd) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the
     Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money
     Laundering Laws is pending or, to the best knowledge of the Company, threatened that could have a Material Adverse Effect.

          (ee) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent or employee of the
     Company or any of its subsidiaries is currently subject to any U.S.
     sanctions administered by the Office of Foreign Assets Control of the U.S.
     Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

          (ff) Lipman U.S.A., Inc., Lipman Elektronik ve Danismanlik Ltd., Dione
     Ltd. and Lipman do Brazil Ltda are the only significant subsidiaries of the
     Company as defined by Rule 1-02 of Regulation S-X.

          (gg) The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights,

     licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's business as now conducted or as proposed in the Prospectus to be conducted. (a) To the Company's knowledge, there are no rights of third parties to any such Intellectual Property; (b) to the Company's knowledge, there is no material infringement by third parties of any such Intellectual Property; (c) except as set forth in the
     Prospectus under "Risk Factors--Risks Relating to Our Business and
     Industry--Our business may suffer if we are sued for infringing the intellectual property rights of third parties", there is no pending or overtly threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the
     Company is unaware of any facts which would form a reasonable basis for any such claim; (d) except as set forth in the Prospectus under "Risk
     Factors--Risks Relating to Our Business and Industry--Our business may suffer if we are sued for infringing the intellectual property rights of third parties", there is no pending or overtly threatened action, suit, proceeding or claim by others challenging the validity or scope of any such
     Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (e) except as set forth in the
     Prospectus under "Risk Factors--Risks Relating to Our Business and
     Industry--Our business may suffer if we are sued for infringing the intellectual property rights of third parties", there is no pending or overtly threatened action, suit, proceeding or claim by others that the
     Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (f) there is no U.S. patent or published U.S. patent application which contains claims that dominate any Intellectual Property described in the Prospectus as being owned by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual
     Property; and (g) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.

          (hh) The Securities have been approved for listing on the Nasdaq
     National Market, subject only, in the case of Securities issuable upon exercise of outstanding stock options by certain Selling Shareholders.

          (ii) Except as described in the Prospectus, the Company is not, and does not believe that, upon consummation of the transactions contemplated hereby, it will become, a passive foreign investment company as defined in
     Section 1296 of the Internal Revenue Code of 1986, as amended.

          (jj) Except as described in the Prospectus, the Company and each of its Israeli subsidiaries is in compliance with all conditions and requirements stipulated by the instruments of approval entitling it or any of its operations to the status of "Approved Enterprise" under Israeli law and by Israeli laws and regulations relating to such Approved Enterprise status, except such non-compliance as would not have a Material Adverse
     Effect. All information

                                       10

     supplied by the Company with respect to such applications was true, correct and complete in all material respects when supplied to the appropriate authorities.

          (kk) The Company and each of its Israeli subsidiaries is in compliance, in all material respects, with the labor and employment laws and collective bargaining agreements applicable to its employees in Israel.

          (ll) Neither the Company nor any of its subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise)
     under the laws of the State of Israel.

     (ii) Each Selling Shareholder, severally and not jointly, represents and warrants to, and agrees with, the Underwriter that:

          (a) Such Selling Shareholder is or will be at the Closing Date the record and beneficial owner of the Securities to be sold by it or him hereunder free and clear of all liens, encumbrances, equities and claims and has duly endorsed or will endorse such Securities in blank, and, assuming that the Underwriter acquires its interest in the Securities it has purchased from such Selling Shareholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform
     Commercial Code ("UCC")), the Underwriter delivers on the Closing Date to
     The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Securities credited to the securities account or accounts that the Underwriter maintains with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by the
     Underwriter, and no action based on an adverse claim (within the meaning of
     Section 8-105 of the UCC) may be asserted against the Underwriter with respect to such Securities.

          (b) Such Selling Shareholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (c) Certificates in negotiable form for such Selling Shareholder's
     Securities or instruments with respect to the exercise of options for such
     Selling Shareholder's Securities have been placed in custody, for delivery pursuant to the terms of this Agreement, under a Custody Agreement and
     Power of Attorney duly authorized (if applicable) executed and delivered by such Selling Shareholder, in the form heretofore furnished to you (the
     "Custody Agreement") with American Stock Transfer & Trust Company as
     Custodian (the "Custodian"); the Securities represented by the certificates so held in custody for each Selling Shareholder are subject to the interests hereunder of the Underwriter; the arrangements for custody and delivery of such certificates, made by such Selling Shareholder

                                       11

     hereunder and under the Custody Agreement, are not subject to termination by any acts of such Selling Shareholder, or by operation of law, whether by the death or incapacity of such Selling Shareholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of such Securities hereunder, certificates for the Securities will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

          (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such
     Selling Shareholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriter and such other approvals as have been obtained or the failure of which to obtain such consent, approval, authorization or order by such Selling Shareholder would not have a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby.

          (e) Neither the sale of the Securities being sold by such Selling
     Shareholder nor the consummation of any other of the transactions herein contemplated by such Selling Shareholder or the fulfillment of the terms hereof by such Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any law or, if applicable, the organizational documents of such Selling Shareholder or, if applicable, the terms of any indenture or other agreement or instrument to which such
     Selling Shareholder or, if applicable, any of its subsidiaries is a party or bound, or any judgment, order or decree applicable to such Selling
     Shareholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder or, if applicable, any of its subsidiaries, except, in the case of any indenture or other agreement or instrument to which such Selling Shareholder is bound, for any conflict, breach, violation or default by such Selling Shareholder that would not have a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby.

          (f) The sale of Securities by such Selling Shareholder pursuant to this Agreement is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus (exclusive of any supplement thereto).

          (g) In respect of any statements in or omissions from the Registration
     Statement or the Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Selling Shareholder specifically for use in connection with the preparation thereof, such Selling Shareholder hereby makes the same

                                       12

     representations and warranties to the Underwriter as the Company makes to the Underwriter under paragraph (i)(b) of this Section. For purposes of this paragraph (g), paragraph (b) of Section 5(ii) and paragraph (b) of
     Section 8, the Underwriter acknowledges that the only information furnished in writing by or on behalf of the Selling Shareholder expressly for use in the Registration Statement and the Prospectus is the following: under
     "Principal and Selling Shareholders" - the address of the Selling
     Shareholders, the number of Ordinary Shares beneficially owned by the
     Selling Shareholder before and after the offering (and related footnotes)
     and the number of Securities to be sold in the offering listed next to such
     Selling Shareholder's name and, in the 2004 20-F under "Item 6. Directors,
     Senior Management and Employees--A. Directors and Senior Management" - the
     information with respect to such Selling Shareholder's designees to the
     Company's board of directors and "Item 7. Major Shareholders and Related
     Party Transaction--A. Major Shareholders" - the description of the
     Shareholders' Agreement between two of the Selling Shareholders.

     2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling
Shareholders agree, severally and not jointly, to sell to the Underwriter, and the Underwriter agrees, severally and not jointly, to purchase from the Selling
Shareholders, at a purchase price of $[____] per share, 1,973,044 Underwritten
Securities.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Shareholders named in Schedule I hereto hereby grant an option to the Underwriter to purchase up to 295,956 Option Securities at the same purchase price per share as the Underwriter shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the
     Underwritten Securities by the Underwriter. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Underwriter to the
     Selling Shareholders setting forth the number of shares of the Option
     Securities as to which the Underwriter is exercising the option and the settlement date. The maximum number of Option Securities which each Selling
     Shareholder agrees to sell is set forth in Schedule I hereto. In the event that the Underwriter exercises less than its full over-allotment option, the number of Option Securities to be sold by each Selling Shareholder listed on Schedule I shall be, as nearly as practicable, in the same proportion as the maximum number of Option Securities to be sold by each
     Selling Shareholder and the number of Option Securities to be sold.

     3. Delivery and Payment. Delivery of and payment for the Underwritten
Securities and the Option Securities (if the option provided for in Section 2(b)
hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on _____ __,
2005, or at such time on such later date not more than three Business Days after the foregoing date as the Underwriter shall designate, which date and time may be postponed by agreement among the Underwriter and the Selling Shareholders or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being

                                       13

herein called the "Closing Date"). Delivery of the Securities shall be made to the Underwriter against payment by the Underwriter of the respective aggregate purchase prices of the Securities being sold by each of the Selling Shareholders to or upon the order of the Selling Shareholders by wire transfer payable in same-day funds to the accounts specified by the Selling Shareholders. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Underwriter shall otherwise instruct.

                  Each Selling Shareholder will pay all applicable state
transfer taxes, if any, involved in the transfer to the Underwriter of the
Securities to be purchased by them from such Selling Shareholder and the
Underwriter will pay any additional stock transfer taxes involved in further transfers.

                  If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Selling Shareholders named in Schedule I hereto will deliver the Option Securities (at the expense of the Company) to the Underwriter, at 4 World Financial Center, New York, New
York, on the date specified by the Underwriter (which shall be within three
Business Days after exercise of said option) for the account of the Underwriter, against payment by the Underwriter of the purchase price thereof to or upon the order of the Selling Shareholders named in Schedule I by wire transfer payable in same-day funds to the accounts specified by Selling Shareholders named in
Schedule I hereto. If settlement for the Option Securities occurs after the
Closing Date, such Selling Shareholders will deliver to the Underwriter on the settlement date for the Option Securities, and the obligation of the Underwriter to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 6 hereof.

     4. Offering by Underwriter. It is understood that the Underwriter proposes to offer the Securities for sale to the public as set forth in the Prospectus.

     5. Agreements.

     (i) The Company agrees with the Underwriter that:

          (a) The Company will use its best efforts to cause the Registration
     Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration
     Statement or supplement to the Prospectus or any Rule 462(b) Registration
     Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the
     Registration Statement has become or becomes effective pursuant to Rule
     430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Underwriter with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the
     Underwriter of such timely filing. The Company will promptly

                                       14

     advise the Underwriter (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the
     Prospectus, and any supplement thereto, shall have been filed (if required)
     with the Commission pursuant to Rule 424(b) or when any Rule 462(b)
     Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4)
     of any request by the Commission or its staff for any amendment of the
     Registration Statement, or any Rule 462(b) Registration Statement, or for
     any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the
     Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Underwriter of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph
     (i)(a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

          (c) As soon as practicable, the Company will make generally available to its security holders and to the Underwriter an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Underwriter and counsel for the
     Underwriter, without charge, signed copies of the Registration Statement
     (including exhibits thereto) and, so long as delivery of a prospectus by an
     Underwriter or dealer may be required by the Act, as many copies of each
     Preliminary Prospectus and the Prospectus and any supplement thereto as the
     Underwriter may reasonably request. Subject to the provisions of the last sentence of Section 5(i) hereof, the Company will pay the expenses of printing or other production of all documents relating to the offering.

          (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the
     Underwriter may

                                       15

     designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will, subject to the provisions of the last sentence of Section 5(i) hereunder, pay any fee of the National
     Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

          (f) The Company will not, without the prior written consent of the
     Underwriter, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any entity controlled by the Company or any person in privity with the Company or any entity controlled by the Company)
     directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange
     Act, with respect to any other Ordinary Shares or any securities convertible into, or exercisable, or exchangeable for, Ordinary Shares; or
     publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreement, provided, however, that the Company may (i) issue and sell Ordinary Shares or grant options pursuant to any employee stock option plan, employee share purchase plan or dividend reinvestment plan of the Company in effect at the Execution Time and set forth in the Prospectus (exclusive of any supplement thereto), (ii)
     issue Ordinary Shares issuable upon the conversion of securities or the exercise of warrants or options outstanding at the Execution Time, (iii)
     issue Ordinary Shares as consideration for the acquisition of another entity by the Company by merger or by the purchase of all or substantially all of such other entity's assets and (iv) issue Ordinary Shares in connection with corporate collaborations, joint ventures, partnerships or license, marketing, manufacturing, research or other similar strategic arrangements; provided, however, that in the case of clauses (iii) and
     (iv), each recipient of Ordinary Shares agrees to be bound in writing by the provisions of this paragraph (i)(f) of Section 5 as if such recipient was the Company.

          (g) The Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the
     Sarbanes Oxley Act, and will use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act.

          (h) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of

                                       16

     the price of any security of the Company to facilitate the sale or resale of the Securities.

          (i) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the
     Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the
     Registration Statement, each Preliminary Prospectus, the Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the sale of the Securities by the Selling
     Shareholders, it being understood that the foregoing shall not alter any agreements between the Company and the Selling Shareholders allocating between them responsibilities for such expenses; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the
     Securities under the Exchange Act and the listing of the Securities on the
     Nasdaq National Market and the Tel Aviv Stock Exchange; (vi) any
     registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriter relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers,
     Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriter relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities;
     (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Selling Shareholders, it being understood that the foregoing shall not alter any agreements between the Company and the Selling Shareholders allocating between them responsibilities for such expenses; and (x) all other costs and expenses incident to the performance by the Company and the
     Selling Shareholders of their obligations hereunder, it being understood that the foregoing shall not alter any agreements between the Company and the Selling Shareholders allocating between them responsibilities for such expenses. The Underwriter agrees to reimburse the Company or pay, for all costs and expenses that exceed $50,000 of the foregoing costs and expenses upon request accompanied by presentation of reasonable support thereto.

     (ii) Each Selling Shareholder, severally and not jointly, agrees with the
Underwriter that:

          (a) Such Selling Shareholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected

                                       17

     to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (b) Such Selling Shareholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act, of (i) any material change in the Company's condition (financial or otherwise), prospects, earnings, business or properties which comes to the attention of such Selling Shareholder, (ii)
     any change in information in the Registration Statement or the Prospectus relating to such Selling Shareholder or (iii) any new material information relating to the Company or relating to any matter stated in the Prospectus which comes to the attention of such Selling Shareholder.

     6. Conditions to the Obligations of the Underwriter. The obligations of the
Underwriter to purchase the Underwritten Securities and the Option Securities,
as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Underwriter agrees in writing to a later time, the Registration Statement will become effective not later than (i)
     6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New
     York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have requested and caused Shnitzer, Gotlieb,
     Sharon & Co., Israeli counsel for the Company, to have furnished to the
     Underwriter their opinion, dated the Closing Date and addressed to the
     Underwriter, to the effect that:

               (i) each of the Company and its Israeli subsidiaries
          (individually an "Israeli Subsidiary" and collectively the "Israeli
          Subsidiaries") has been duly incorporated and is validly existing a under the laws of the State of Israel, with full corporate power and authority to

                                       18

          own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification.

               (ii) all the outstanding shares of each Israeli Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of the Israeli Subsidiaries are owned by the
          Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

               (iii) the Company's authorized equity capitalization is as set forth in the Prospectus. The capital stock of the Company conforms in all material respects to the description thereof contained in the
          Prospectus. The outstanding Ordinary Shares (including the Securities being sold hereunder by the Selling Shareholders) have been duly and validly authorized and issued and are fully paid and nonassessable.
          The Securities being sold by the Selling Shareholders are duly listed, admitted and authorized for trading on the Tel Aviv Stock Exchange and the Nasdaq National Market. The certificates for the Securities are in valid and sufficient form. The holders of outstanding shares of the
          Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of or ownership interests in the
          Company are outstanding;

               (iv) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the
          Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and the statements in the Prospectus under the headings "Enforceability of Civil
          Liabilities", and incorporated by reference in the Prospectus from the
          2004 20-F under the captions "Item 4. Information on the Company--B.
          Business Overview--Industry Standards and Government Regulations" and
          "--Intellectual Property and Proprietary Rights", "Item 6. Directors,
          Senior Management and Employees--C. Board Practices", "Item 7. Major
          Shareholders and Related Party Transactions", "Item 10. Additional
          Information--B. Memorandum and Articles of Associations" and "--E.
          Taxation--Israeli Taxation" insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings;

                                       19

               (v) such counsel has no reason to believe that on the Effective
          Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing
          Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion);

               (vi) this Agreement has been duly authorized, executed and delivered by the Company;

               (vii) no consent, approval, authorization, filing with or order of any Israeli court or governmental agency or body is required in connection with the transactions contemplated herein, except such approvals (specified in such opinion) as have been obtained;

               (viii) neither the sale of the Securities nor the consummation of any of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its Israeli subsidiaries, or (ii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any Israeli court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties;

               (ix) except as set forth in the Prospectus (exclusive of any supplement thereto), no holders of securities of the Company have rights to the registration of such securities under the Registration
          Statement;

               (x) the Company has duly and irrevocably appointed Lipman U.S.A.,
          Inc. as the authorized agent of the Company for the purpose described in Section 15 of this Agreement;

               (xi) under the laws of the State of Israel, the Company's
          designation of any Federal or state court sitting in the State of New
          York for any action brought by the Company relating to or arising out of this Agreement or the sale of the Securities, and the designation of the law of the State of New York to apply to the Agreement is binding upon the Company and, if properly brought to the attention of the court or administrative body in accordance with the laws of the
          State of Israel, would be enforceable in any judicial or
          administrative proceeding in Israel; and

                                       20

               (xii) a final and conclusive judgment against the Company for a definitive sum of money entered by any court in the United States would be enforced by Israeli courts according to the rules relating to
          Enforceability of Civil Liabilities, as described in the Prospectus.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Israel, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriter and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the
Company and public officials. References to the Prospectus in this paragraph (b)
shall also include any supplements thereto at the Closing Date unless otherwise specified.

          (c) The Company shall have requested and caused Fulbright & Jaworski
     L.L.P., United States counsel for the Company, to have furnished to the
     Underwriter their opinion, dated the Closing Date and addressed to the
     Underwriter, substantially to the effect that:

               (i) Lipman U.S.A., Inc. (the "U.S. Subsidiary") is a corporation validly existing and in good standing under the laws of the State of
          New York, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus;

               (ii) all of the outstanding shares of capital stock of the U.S.
          Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, except as provided by Section 630 of the New
          York Business Corporation Law. All of the outstanding shares of capital stock of the U.S. Subsidiary are owned of record by the
          Company. To the knowledge of such counsel, such shares are also owned beneficially by the Company and are free and clear of all adverse claims, limitations on voting rights, options and other encumbrances;

               (iii) to the knowledge of such counsel, there are no United
          States legal or governmental proceedings before any court or governmental agency, authority or body or any arbitrator pending or overtly threatened to which the Company or any of its subsidiaries is a party or to which its or their property is subject that are required to be disclosed in the Registration Statement which are not described in the Prospectus, and there are no contracts or other documents that are required to be described in the Registration Statement or
          Prospectus, or to be filed as an exhibit thereto, that are not described or filed as required;

               (iv) the statements in the 2004 20-F under the caption "Item 10.
          Additional Information--E. Taxation--United States Tax
          Considerations", incorporated by reference in the Prospectus, insofar as such statements constitute summaries of the legal matters, documents or

                                       21

          proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein in all material respects;

               (v) the Registration Statement has become effective under the
          Act; any required filing of the Prospectus, and any supplement thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and to the knowledge of such counsel, no stop order suspending the effectiveness of the
          Registration Statement has been issued, no proceedings for that purpose have been instituted or overtly threatened and the
          Registration Statement and the Prospectus (other than the financial statements and notes thereto and other financial and accounting information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

               (vi) the Company is not and, after giving effect to the offering and sale of the Securities as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended;

               (vii) no consent, approval, authorization, filing with or order of any New York or U.S. governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the rules of the National Association of Securities Dealers, Inc. or the
          blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriter in the manner contemplated in this Agreement and in the Prospectus, as to which such counsel need express no opinion, and such other approvals (specified in such opinion) as have been obtained;

               (viii) the execution and delivery by the Company of this
          Agreement and the performance by the Company of its obligations hereunder will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the
          Certificate of Incorporation or By-laws of the U.S. Subsidiary, (ii)
          any of the terms, conditions or provisions of any material document, agreement or other instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject of which such counsel is aware, (iii) any New York or U.S.
          federal law or regulation (other than U.S. federal and state securities or blue sky laws, as to which such counsel need express no opinion in this paragraph), or (iv) any judgment, writ, injunction, decree, order or ruling of any U.S. court or governmental authority or arbitrator binding on the Company or any of its subsidiaries of which such counsel is aware; and

                                       22

               (ix) assuming the validity of such actions under the laws of the
          State of Israel, under the laws of the State of New York relating to submission to jurisdiction, the Company has validly appointed the U.S.
          Subsidiary as its authorized agent for service of process pursuant to the Agreement, and service of process effected on such agent in the manner set forth in Section 15 of the Agreement will be effective under the laws of the State of New York to confer valid personal jurisdiction over the Company.

Such counsel shall also state that it has no reason to believe that on the
Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and related notes and other financial and accounting data contained therein, as to which such counsel need express no opinion).

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the
Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriter and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the
Prospectus in this paragraph (c) shall also include any supplements thereto at the Closing Date, unless otherwise specified.

          (d) The Company shall have requested and caused Sabri Borutecene,
     Turkish counsel for the Company, to have furnished to the Underwriter their opinion, dated the Closing Date and addressed to the Underwriter, to the effect that:

               (i) Lipman Elektronik ve Danismanlik Ltd. (the "Turkish
          Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification;

               (ii) all the outstanding shares of capital stock of the Turkish
          Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Turkish
          Subsidiary are owned by the Company either directly or through wholly

                                       23

          owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

               (iii) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any Turkish court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property; and

               (iv) neither the issue and sale of the Securities nor the
          consummation of any of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the organizational documents of the Turkish
          Subsidiary, or (ii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any Turkish court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Republic of Turkey, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriter and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the
Company and public officials. References to the Prospectus in this paragraph (d)
shall also include any supplements thereto at the Closing Date, unless otherwise specified.

          (e) The Company shall have requested and caused Baker & McKenzie,
     United Kingdom counsel for the Company, to have furnished to the
     Underwriter their opinion, dated the Closing Date and addressed to the
     Underwriter, to the effect that:

               (i) Dione [Ltd.] (the "United Kingdom Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification;

               (ii) all the outstanding shares of capital stock of the United
          Kingdom Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the United Kingdom Subsidiary are owned by the Company either directly or through wholly

                                       24

          owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

               (iii) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any United Kingdom court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property; and

               (iv) neither the issue and sale of the Securities nor the
          consummation of any of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the organizational documents of the United Kingdom
          Subsidiary, or (ii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any United Kingdom court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the United Kingdom, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriter and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the
Company and public officials. References to the Prospectus in this paragraph (e)
shall also include any supplements thereto at the Closing Date, unless otherwise specified.

          (f) The Company shall have requested and caused Monteiro, Neves e
     Fleury, Brazilian counsel for the Company, to have furnished to the
     Underwriter their opinion, dated the Closing Date and addressed to the
     Underwriter, to the effect that:

               (i) Lipman do Brazil Ltda (the "Brazilian Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification;

               (ii) all the outstanding shares of capital stock of the Brazilian
          Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the
          Brazilian

                                       25

          Subsidiary are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

               (iii) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any Brazilian court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property; and

               (iv) neither the consummation of any of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the organizational documents of the Brazilian Subsidiary, or (ii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any Brazilian court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than Brazil, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriter and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (f) shall also include any supplements thereto at the Closing Date, unless otherwise specified.

          (g) Mivtach-Shamir Holdings Ltd. shall have requested and caused its
     Israeli counsel, Shnitzer, Gotlieb, Sharon & Co., and Mez-Op Holdings Ltd.
     shall have requested its Israeli counsel, Naschitz, Brandes & Co., to have furnished to the Underwriter their respective opinions, dated the Closing
     Date and addressed to the Underwriter, to the effect that:

               (i) this Agreement and the Custody Agreement and Power of
          Attorney have been duly authorized, executed and delivered by such
          Selling Shareholders, the Custody Agreement is valid and binding on such Selling Shareholders and each such Selling Shareholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement and the Custody Agreement the Securities being sold by such Selling Shareholder hereunder;

               (ii) no consent, approval, authorization or order of any Israeli court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions contemplated herein, except such approvals (specified in such opinion) as have been obtained;

                                       26

               (iii) neither the sale of the Securities being sold by such
          Selling Shareholder nor the consummation of any other of the transactions herein contemplated by such Selling Shareholder or the fulfillment of the terms hereof by such Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any Israeli law or the charter or By-laws of such
          Selling Shareholder or the terms of any indenture or other agreement or instrument known to such counsel and to which such Selling
          Shareholder or any of its subsidiaries is a party or bound, or any judgment, order or decree known to such counsel to be applicable to such Selling Shareholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Shareholder or any of its subsidiaries;

               (iv) such Selling Shareholder has duly and irrevocably appointed
          Lipman U.S.A., Inc. as the authorized agent of such Selling
          Shareholder for the purpose described in Section 15 of this Agreement;
          and

               (v) under the laws of the State of Israel, such Selling
          Shareholders' designation of any Federal or state court sitting in the
          State of New York for any action brought by such Selling Shareholder relating to or arising out of this Agreement or the sale of the
          Securities, and the designation of the law of the State of New York to apply to the Agreement is binding upon each Selling Shareholder and, if properly brought to the attention of the court or administrative body in accordance with the laws of the State of Israel, would be enforceable in any judicial or administrative proceeding in Israel.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Israel, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriter, and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Shareholders
(including, if applicable, responsible officers of the Selling Shareholders) and public officials.

          (h) Each of Isaac Angel and Jacob Perry shall have requested and caused their Israeli counsel, Shnitzer, Gotlieb, Sharon & Co., to have furnished to the Underwriter their respective opinions (which may be combined in one opinion), dated the Closing Date and addressed to the
     Underwriter, to the effect that:

               (i) this Agreement and the Custody Agreement and Power of
          Attorney have been duly authorized, executed and delivered by such
          Selling Shareholder, the Custody Agreement is valid and binding on such Selling Shareholder and each such Selling Shareholder has full legal right and authority to sell, transfer and deliver in the manner provided in this

                                       27

          Agreement and the Custody Agreement the Securities being sold by such
          Selling Shareholder hereunder;

               (ii) no consent, approval, authorization or order of any Israeli court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions contemplated herein, except such approvals (specified in such opinion) as have been obtained;

               (iii) neither the sale of the Securities being sold by such
          Selling Shareholder nor the consummation of any other of the transactions herein contemplated by such Selling Shareholder or the fulfillment of the terms hereof by such Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any Israeli law or the terms of any agreement or instrument known to such counsel and to which such Selling Shareholder is a party or bound, or any judgment, order or decree known to such counsel to be applicable to such Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Shareholder or any of its subsidiaries;

               (iv) such Selling Shareholder has duly and irrevocably appointed
          Lipman U.S.A., Inc. as the authorized agent of such Selling
          Shareholder for the purpose described in Section 15 of this Agreement;
          and

               (v) under the laws of the State of Israel, such Selling
          Shareholders' designation of any Federal or state court sitting in the
          State of New York for any action brought by such Selling Shareholder relating to or arising out of this Agreement or the sale of the
          Securities, and the designation of the law of the State of New York to apply to the Agreement is binding upon each Selling Shareholder and, if properly brought to the attention of the court or administrative body in accordance with the laws of the State of Israel, would be enforceable in any judicial or administrative proceeding in Israel.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Israel, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriter, and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Shareholders
(including, if applicable, responsible officers of the Selling Shareholders) and public officials.

          (i) The Selling Shareholders have requested and caused Fulbright &
     Jaworski L.L.P., United States counsel for the Selling Shareholders, to have furnished to the Underwriter their opinion, dated the Closing Date and addressed to the Underwriter, to the effect that:

                                       28

               (i) assuming that (i) the Underwriter acquires its interest in the Securities without notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code in effect in the State of New York (the "UCC")), (ii) the Underwriter has paid for its interest in the Securities in accordance with this Agreement, (iii)
          the securities have been delivered to The Depository Trust Company
          ("DTC"), (iv) DTC has indicated by book entry that the interest in the
          Securities has been credited to the securities account of the
          Underwriter maintained with DTC, the Underwriter will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section
          8-102(a)(1) of the UCC) may be asserted against the Underwriter with respect to such Securities;

               (ii) no consent, approval, authorization, filing with or order of any New York or U.S. court or governmental agency or body is required in connection with the consummation by any Selling Shareholder of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the rules of the
          National Association of Securities Dealers, Inc. or the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriter in the manner contemplated in this Agreement and in the Prospectus, as to which counsel need express no opinion, and such other approvals (specified in such opinion) as have been obtained;

               (iii) neither the sale of the Securities being sold by any
          Selling Shareholder nor the consummation of any other of the transactions herein contemplated by any Selling Shareholder or the fulfillment of the terms hereof by any Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any New York or U.S. federal law or regulation (other than U.S. federal and state securities or blue sky laws, as to which such counsel need express no opinion in this paragraph); and

               (iv) assuming the validity of such actions under the laws of the
          State of Israel, under the laws of the State of New York relating to submission to jurisdiction, each Selling Shareholder has validly appointed Lipman U.S.A., Inc. as its authorized agent for service of process pursuant to the Agreement; and service of process effected on such agent in the manner set forth in Section 15 of the Agreement will be effective under the laws of the State of New York to confer valid personal jurisdiction over each Selling Shareholder.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the
Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and

                                       29

who are satisfactory to counsel for the Underwriter, and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling
Shareholders (including, if applicable, responsible officers of the Selling
Shareholders) and public officials.

          (j) The Underwriter shall have received from each of Naschitz, Brandes
     & Co. and Weil, Gotshal and Manges LLP, respectively, the Israeli and U.S.
     counsel for the Underwriter, such opinion or opinions, dated the Closing
     Date and addressed to the Underwriter, with respect to the sale of the
     Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Underwriter may reasonably require, and the Company and each Selling Shareholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (k) The Company shall have furnished to the Underwriter a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the
     Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this
          Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the
          Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (l) Each Selling Shareholder shall have furnished to the Underwriter a certificate, signed by such Selling Shareholder, or, if applicable, the
     Chairman of the Board or the President and the principal financial or accounting officer of such Selling Shareholder, dated the Closing Date, to the effect that the signer[s] of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the
     Prospectus and this Agreement and that the representations and warranties of such Selling Shareholder in this Agreement are true and correct on and as of the Closing Date to the same effect as if made on the Closing Date.

          (m) The Company shall have requested and caused Kost Forer Gabbay &
     Kasierer, a member of Ernst & Young Global, to have furnished to the

                                       30

     Underwriter, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Underwriter, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted thereunder by the Commission and the PCAOB and stating, as of the Execution Time and the
     Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in or incorporated by reference in the Registration Statement and the
     Prospectus, as of a date not more than five days prior to such dates), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to the Underwriter. References to the Prospectus in this paragraph
     (m) include any supplement thereto at the date of the letter.

          (n) The Company shall have requested and caused KPMG LLP, to have furnished to the Underwriter, at the Execution Time and at the Closing
     Date, letters, dated respectively as of the Execution Time and as of the
     Closing Date, in form and substance satisfactory to the Underwriter, confirming that, as of October 11, 2004, they were independent accountants with respect to Dione within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations thereunder adopted by the Commission and the PCAOB and stating in effect that in their opinion the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission. References to the Prospectus in this paragraph (n) include any supplement thereto at the date of the letter.

          (o) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letters referred to in paragraphs (m) and (n) of this Section 6 or (ii)
     any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause
     (i) or (ii) above, is, in the sole judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration
     Statement (exclusive of any amendment thereof) and the Prospectus
     (exclusive of any supplement thereto).

          (p) Prior to the Closing Date, the Company and the Selling
     Shareholders shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably request.

                                       31

          (q) The Securities shall have been listed and admitted and authorized for trading on the NASDAQ National Market, and satisfactory evidence of such actions shall have been provided to the Underwriter.

          (r) At the Execution Time, the Company shall have furnished to the
     Underwriter a letter substantially in the form of Exhibit A hereto from each Selling Shareholder addressed to the Underwriter.

     If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the
Underwriter. Notice of such cancellation shall be given to the Company and each
Selling Shareholder in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 6 shall be delivered at the office of Weil, Gotshal & Manges LLP, U.S. counsel for the Underwriter, at 767 Fifth Avenue, New York, New York 10153, on the Closing Date.

     7. Reimbursement of Underwriter's Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Shareholders to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriter, the Company will reimburse the
Underwriter on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities.

     8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter, each person who controls the Underwriter within the meaning of either the Act or the Exchange Act, each Selling Shareholder, the directors, officers, employees and agents of each Selling Shareholder and each person who controls any Selling Shareholder within the meaning of either the Act or the
Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the
Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any
amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred

                                       32

by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein; provided, further, that with respect to any untrue statement or omission of material fact made in any Preliminary Prospectus, the indemnity provided in this Section 8(a) shall not inure to the benefit of the Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Securities concerned, to the extent that any such loss, claim, damage or liability of the Underwriter occurs where it shall be determined by a court of competent jurisdiction by final and non-appealable judgment that (i) delivery of the Prospectus was required under the Act, (ii) the Company had previously furnished copies of the Prospectus to the Underwriter in sufficient quantity and in sufficient time to enable the
Underwriter to satisfy its delivery obligations under the Act, (iii) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus and (iv) such loss, claim, damage or liability results solely from the fact that there was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have

          (b) Each Selling Shareholder severally agrees to indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter and each person who controls the Underwriter within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Selling Shareholder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Selling Shareholder may otherwise have.

          (c) The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration
     Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each Selling Shareholder, to the same extent as the foregoing indemnity to the Underwriter, but only with reference to written information relating to the Underwriter furnished to the Company by or on behalf of the Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Company and each Selling Shareholder acknowledge that the statements set forth on the cover page regarding delivery of the
     Securities and, under the heading "Underwriting", (i) the last sentence of the first paragraph, (ii) the second paragraph, (iii) the first paragraph under the sub-heading "Commissions and Discounts", (iv) the first, second and third paragraphs under the sub-heading "Price Stabilization and Short
     Positions" and (v) all information under the sub-headings "Other
     Relationships", "Selling Restrictions" and "Internet Distribution" in any
     Preliminary Prospectus

                                       33

     and the Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in any Preliminary Prospectus or the Prospectus.

          (d) Promptly after receipt by an indemnified party under this Section
     8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
     (i) will not relieve it from liability under paragraph (a), (b) or (c)
     above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c)
     above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party.
     Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to local counsel)
     for all indemnified parties, unless the use of such counsel would present such counsel with a conflict of interest. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                                       34

          (e) In the event that the indemnity provided in paragraph (a), (b) or
     (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Shareholders
     (severally and not jointly) and the Underwriter agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, one or more of the
     Selling Shareholders and the Underwriter may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, by the Selling Shareholders and by the Underwriter from the offering of the
     Securities; provided, however, that in no case shall the Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by the Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Shareholders
     (severally and not jointly), and the Underwriter shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, of the Selling Shareholders and of the Underwriter in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and by a Selling
     Shareholder shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by each of them, and benefits received by the Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company, the Selling
     Shareholders on the one hand or the Underwriter on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The
     Company, the Selling Shareholders and the Underwriter agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Underwriter within the meaning of either the Act or the
     Exchange Act and each director, officer, employee and agent of the
     Underwriter shall have the same rights to contribution as the Underwriter, and each person who controls the Company within the meaning of either the
     Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

          (f) The liability of each Selling Shareholder under such Selling
     Shareholder's representations and warranties contained in Section 1 hereof and under the indemnity and contribution agreements contained in this
     Section 8 shall

                                       35

     be limited to an amount equal to the initial public offering price of the
     Securities sold by such Selling Shareholder to the Underwriter. The Company and the Selling Shareholders may agree, as among themselves and without limiting the rights of the Underwriter under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

     9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriter, by notice given to the Company and the
Selling Shareholders prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Ordinary Shares shall have been suspended by the Commission, the Israeli Securities Exchange
Commission, the Tel Aviv Stock Exchange or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange, the Tel Aviv Stock
Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such Exchanges or the Nasdaq
National Market, (ii) a banking moratorium shall have been declared by U.S.
Federal, New York State or Israeli authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United
States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the
Underwriter, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

     10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Shareholder and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, any Selling
Shareholder or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

     11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter, will be mailed, delivered or telefaxed to Merrill Lynch & Co. at North Tower, World Financial Center, New
York, New York 10281-1201, attention: Matthew Abrusci (fax no.: 212-449-6980);
or, if sent to the Company, will be mailed, delivered or telefaxed to Lipman
Electronic Engineering Ltd., President & CEO (fax no.: (972-3) 902-9731) and
confirmed to it at 11 Ha'amal Street, Park Afek, Rosh Ha'ayin, 48092 Israel,
Attention of President & CEO; with a copy to Shnitzer, Gotlieb, Sharon & Co.
(fax no.: (972-3) 754-9920) at Gibor Sport Bldg., 28 Bezalel Street, Ramat-Gan
52521 Israel, Attention: David Gotlieb, and Fulbright & Jaworski L.L.P. (fax
no.: (212) 318-3400) at 666 Fifth Avenue, New York, New York 10103, Attention:
Neil Gold, Esq., or if sent to any Selling Shareholder, will be mailed, delivered or telefaxed and confirmed to it at the address set forth in Schedule
I to this Agreement.

     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors,

                                       36

     employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

     13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

     14. Consent to Service, Submission to Jurisdiction and Related Matters.

          (a) Each of the Company and the Selling Shareholders, by the execution and delivery of this Agreement, designates and appoints Lipman U.S.A.,
     Inc., which currently maintains an office at 50 Gordon Drive, Syosset, New
     York 11792, United States of America, as the authorized agent of the
     Company and the Selling Shareholders upon whom process may be served in any suit, proceeding or other action against the Company or the Selling
     Shareholders, as the case may be, instituted by the Underwriter or by any person controlling the Underwriter as to which the Underwriter or any such controlling person is a party and based upon this Agreement, or in any other action against the Company or the Selling Shareholders, as the case may be, in any Federal or state court sitting in the State of New York, arising out of the offering made by the Prospectus or any purchase or sale of securities in connection therewith, and the Company and each of the
     Selling Shareholders each expressly accepts the jurisdiction of any such court in respect of any such suit, proceeding or other action and, without limiting other methods of obtaining jurisdiction, each expressly submits to the nonexclusive personal jurisdiction of any such court in respect of any such suit, proceeding or other action. Such designation and appointment shall be irrevocable, unless and until a successor authorized agent in the
     United States reasonably acceptable to the Underwriter shall have been appointed by the Company or the Selling Shareholders, as the case may be, such successor shall have accepted such appointment, and written notice thereof shall have been given to the Underwriter. Each of the Company and the Selling Shareholders further agrees that service of process upon its authorized agent or successor (and written notice of said service to the
     Company or the Selling Shareholders, as the case may be, mailed by certified mail or sent by telex or delivered, as provided in Section 12 above) shall be deemed in every respect personal service of process upon the Company or the Selling Shareholders, as the case may be, in any such suit, proceeding or other action. In the event that service of any process or notice or motion or other application to any such court in connection with any such action or proceeding cannot be made in the manner described above, such service may be made in the manner set forth in conformance with the Hague Convention on the Service Abroad of Judicial and Extrajudicial
     Documents of Civil and Commercial Matters or any successor convention or treaty. The Company and the Selling Shareholders each hereby irrevocably waive any objection that they may have or hereafter have to the laying of venue of any such action or proceeding arising out of or based on the
     Securities or this Agreement, or otherwise relating to the offering, issuance and sale of the Securities in any Federal or state court sitting in the State of New York, and each hereby further

                                       37

     irrevocably waives any claim that any such action or proceeding in any such court has been brought in an inconvenient forum. The Company and each of the Selling Shareholders each agrees that any final judgment after exhaustion of all appeals or the expiration of time to appeal in any appeals or proceeding arising out of the sale of the Securities or this
     Agreement rendered by any such Federal court or state court shall be conclusive and, except as prohibited by applicable law, may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing contained in this Agreement shall affect or limit the right of the Underwriter to serve any process or notice of motion or other application in any other manner permitted by law or limit or affect the right of the Underwriter to bring any action or proceeding against the
     Company or the Selling Shareholders or any of their respective property in the courts of any other jurisdiction. The Company and the Selling
     Shareholders each further agrees to take any and all action, including the execution and filing of all such instruments and documents, as may be necessary to continue such designation and appointment or such substitute designation and appointment in full force and effect. The Company and the
     Selling Shareholders each hereby agrees to the exclusive jurisdiction of the courts of the State of New York, or the Federal courts sitting in the
     State of New York, in connection with any action brought by them relating to or arising out of this Agreement or the sale of the Securities.

          (b) The Company and the Selling Shareholders agree that in any suit
     (whether in a court in the United States, Israel or elsewhere) seeking enforcement of this Agreement or provisions of this Agreement (i) no defense (other than a procedural defense) given or allowed by the laws of any other state or country shall be interposed by the Company or the
     Selling Shareholders in any such suit, action or proceeding unless such defense is also given or allowed by the laws of the State of New York or of the United States. (ii) if the plaintiffs therein seek a judgment in either
     United States dollars or Israel currency, subject to Israel foreign currency control regulations, neither the Company nor the Selling
     Shareholders will interpose any defense or objection to or otherwise oppose judgment, if any, being awarded in such currencies except to the extent that such a judgment would violate the laws of Israel, and (iii) if the plaintiffs therein seek to have any judgment (or any aspect thereof)
     awarded in Israel currency linked, for the period from entry of such judgment until actual payment thereof in full has been made, to either or both of the consumer price index of Israel and changes in the Israel currency-United States dollar exchange rate, neither the Company nor the
     Selling Shareholders will interpose any defense or objection to or otherwise oppose inclusion of such linkage in any such judgment except to the extent that such a judgment would violate the laws of Israel. Each of the Company and the Selling Shareholders agrees that it will not initiate or seek to initiate any action, suit or proceeding, in Israel or in any other jurisdiction other than in the United States, seeking damages in respect of or for the purpose of obtaining any injunction or declaratory judgment against the enforcement of, or a declaratory judgment concerning any alleged breach by the Company or the Selling Shareholders or other claim by the Underwriter in respect of this Agreement or any of the
     Underwriter's rights under this Agreement, including without limitation any action, suit or proceeding challenging the enforceability of or

                                       38

     seeking to invalidate in any respect the submission by the Company and the
     Selling Shareholders hereunder to the jurisdiction of the courts or the designation of the laws as the law applicable to this Agreement, in each case as set forth herein.

          (c) The Company and the Selling Shareholders agree that if any payment of any sum due under this Agreement from the Company or the Selling
     Shareholders is made to or received by the Underwriter or any controlling person of the Underwriter in a currency other than freely transferable
     United States dollars, whether by judicial judgment or otherwise, the obligations of the Company or the Selling Shareholders, as the case may be, under this Agreement shall be discharged only to the extent of the net amount of freely transferable United States dollars that the Underwriter or such controlling persons, as the case may be, in accordance with normal bank procedures are able to lawfully purchase with such amount of such other currency. To the extent that the Underwriter or such controlling persons are not able to purchase sufficient United States dollars with such amount of such other currency to discharge the obligations of the Company or the Selling Shareholders, as the case may be, to the Underwriter or such controlling persons, the obligations of the Company and the Selling
     Shareholders as the case may be, shall not be discharged with respect to such difference, and any such undischarged amount will be due as a separate obligation and shall not be affected by payment of or judgment being obtained for any other sums due under or in respect of this Agreement.

     15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

     17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

          "Commission" shall mean the Securities and Exchange Commission.

          "Effective Date" shall mean each date and time that the Registration
     Statement, any post-effective amendment or amendments thereto and any Rule
     462(b) Registration Statement became or become effective.

                                       39

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(i)(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits
     Rule 430A Information.

          "PCAOB" shall mean the Public Company Accounting Oversight Board
     (United States).

          "Prospectus" shall mean the prospectus relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration
     Statement at the Effective Date.

          "Registration Statement" shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the
     Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration
     Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration
     Statement, as the case may be. Such term shall include any Rule 430A
     Information deemed to be included therein at the Effective Date as provided by Rule 430A.

          "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the
     Act.

          "Rule 430A Information" shall mean information with respect to the
     Securities and the offering thereof permitted to be omitted from the
     Registration Statement when it becomes effective pursuant to Rule 430A.

          "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in
     Section 1(a) hereof.

                                       40

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the
Company, the Selling Shareholders and the Underwriter.

                                           Very truly yours,

                                           LIPMAN ELECTRONIC ENGINEERING LTD.

                                           By:
                                              --------------------------------
                                                Name:
                                                Title:

                                           MIVTACH SHAMIR HOLDINGS LTD.

                                           By:
                                              --------------------------------
                                                Name:
                                                as Attorney-in-Fact

                                           MEZ-OP HOLDINGS LTD.

                                           By:
                                              --------------------------------
                                                Name:
                                                as Attorney-in-Fact

                                           ISAAC ANGEL

                                           By:
                                              --------------------------------
                                                Name:
                                                as Attorney-in-Fact

                                           JACOB PERRY

                                           By:
                                              --------------------------------
                                                Name:
                                                as Attorney-in-Fact

                                       41

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH
                   INCORPORATED

By:   ____________________________
      Name:
      Title:

                                       42

                                   SCHEDULE I

                                               NUMBER OF          MAXIMUM NUMBER
                                              UNDERWRITTEN          OF OPTION
                                               SECURITIES           SECURITIES
                                               TO BE SOLD           TO BE SOLD
                                              ------------        --------------
SELLING SHAREHOLDERS:
Mivtach Shamir
Holdings Ltd.
Sharbat Bldg. 15th Floor
4 Koyfman Street
Tel Aviv 68102, Israel
011-972-3-510-5836........................     1,065,027              184,973

Mez-Op Holdings Ltd.
c/o First Israel Mezzanine Investors Ltd.
FIMI 2000 Ltd.
Rubinstein Building
37 Petach Tikva Road
Tel Aviv 67137, Israel
011-972-[phone] ..........................      639,017               110,983

Isaac Angel
c/o Lipman Electronic Engineering Ltd.
11 Haamal Street
Park Afek
Rosh Haayin 48092 Israel
011-972-3-902-9730........................      219,000

Jacob Perry
c/o Lipman Electronic Engineering Ltd.
11 Haamal Street
Park Afek
Rosh Haayin 48092 Israel
011-972-3-902-9730........................
                                                 50,000
         TOTAL                                 1,973,044              295,956
                                              ===========            =========

[FORM OF LOCK-UP AGREEMENT]                                            EXHIBIT A

      [LETTERHEAD OF SELLING SHAREHOLDER OR AFFILIATED OFFICER OR DIRECTOR
                     OF LIPMAN ELECTRONIC ENGINEERING LTD.]

                       LIPMAN ELECTRONIC ENGINEERING LTD.
                       PUBLIC OFFERING OF ORDINARY SHARES

                                                            [_______] [__], 2005

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
New York, New York 10080

Ladies and Gentlemen:

                  This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between Lipman
Electronic Engineering Ltd., an Israeli corporation (the "Company"), and you as the underwriter named therein, relating to an underwritten public offering (the
"Offering") of Ordinary Shares, nominal value NIS 1.00 per share (the "Ordinary
Shares"), of the Company by certain shareholders of the Company (collectively, the "Selling Shareholders").

                  In order to induce you to enter into the Underwriting
Agreement, the undersigned will not, without your prior written consent, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange
Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section
16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period beginning on the date hereof and continuing for 90 days after the date of the
Underwriting Agreement, other than Ordinary Shares disposed of as bona fide gifts; provided that the donee agrees in writing to be bound by the terms of this letter. If (i) the Company notifies you in writing that the Selling
Shareholders do not intend to proceed with the Offering, (ii) the registration statement submitted or filed with the Securities and Exchange Commission with respect to the Offering is withdrawn, (iii) the parties to the Underwriting
Agreement do not execute such agreement by [________________], 2005 or (iv) I am an employee of the Company (other than Isaac Angel) and I have voluntarily terminated my employment with the Company, this letter shall automatically terminate and no longer be of force and effect. This letter is not intended to prohibit the sale of

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Ordinary Shares by the undersigned pursuant to the Underwriting Agreement. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's shares of Common Stock except in compliance with the foregoing restrictions. If:

        (1) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the
Company occurs; or

        (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 17-day period beginning on the last day of the 90-day period, the restrictions imposed by this letter shall continue to apply until the expiration of the 17-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

     The undersigned understands that the Underwriter is relying upon this agreement in proceeding toward consummation of the Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

     If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                      Yours very truly,

                                      [SIGNATURE OF OFFICER, DIRECTOR OR SELLING
                                      SHAREHOLDER]

                                      [NAME AND ADDRESS OF OFFICER, DIRECTOR OR
                                      SELLING SHAREHOLDER]

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